UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 October 3, 2006


                          GROEN BROTHERS AVIATION, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-18958


                 Nevada                                  87-489865
     (State or other jurisdiction of            (IRS Employer Identification
              incorporation)                               Number)


                            2640 W. California Avenue
                           Salt Lake City, Utah 84104
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (801) 973-0177

   Former name or former address, if changed since last report: Not Applicable
                             ______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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             ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
            ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

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(d)      Election of New Director

The Board of Directors of Groen Brothers Aviation, Inc. (the "Company") appointed Mr. Robert H. H. Wilson as a director of the Company effective October 3, 2006, thereby increasing the size of the Board to four (4) members. Mr. Wilson currently serves as Executive Vice President and a member of the Board of Directors of Groen Brothers Aviation USA, Inc., the Company's operating subsidiary.

There is no agreement or understanding between Mr. Wilson and any other person pursuant to which he was appointed to the Board, and Mr. Wilson is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.


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                                   SIGNATURES

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         Pursuant to the  requirements  of the Securities  Exchange of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 10, 2006            GROEN BROTHERS AVIATION, INC.


                                    By: /s/ David Groen
                                        --------------------------------------
                                         David Groen
                                         President and Chief Executive Officer
                                         (Principal Executive Officer)










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